UNITED STATES BANKRUPTCY COURT
DISTRICT OF NEW HAMPSHIRE

In re:	:	Chapter 11
GT ADVANCED TECHNOLOGIES INC., *et. al.*,	:	Case No. 14-11916 (HJB)
Debtors [1]	:	Jointly Administered

Monthly Operating Report
For the Period of January 1, 2015 to January 31, 2015 [2]

DEBTORS' ADDRESS: 243 Daniel Webster Highway
Merrimack, NH 03054

DEBTORS' ATTORNEYS: PAUL HASTINGS LLP
Park Avenue Tower
75 East 55th Street, First Floor
New York, New York 10022
Telephone: (212) 318-6000
Facsimile: (212) 319-4090
Luc A. Despins, Esq.
Andrew V. Tenzer, Esq.
James T. Grogan, Esq.

This Monthly Operating Report ("MOR") has been prepared solely for the purposes of complying with the monthly reporting requirements applicable in these Chapter 11 cases and is in a format that the Debtors believe is acceptable to the United States Trustee. The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited, and is not prepared in accordance with accounting principles generally accepted in the United States ("GAAP").

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Kanwardev Raja Singh Bal
Kanwardev Raja Singh Bal
Vice President and Chief Financial Officer

February 27, 2015
Date

Notes:

[1] The Debtors, along with the last four digits of each debtor's tax identification number, as applicable, are: GT Advanced Technologies Inc. (6749), GTAT Corporation (1760), GT Advanced Equipment Holding LLC (8329), GT Equipment Holdings, Inc. (0040), Lindbergh Acquisition Corp. (5073), GT Sapphire Systems Holding LLC (4417), GT Advanced Cz LLC (9815), GT Sapphire Systems Group LLC (5126), and GT Advanced Technologies Limited (1721). The Debtors' corporate headquarters are located at 243 Daniel Webster Highway, Merrimack, NH 03054.

[2] The Monthly Operating Report covers a period coinciding with the Debtors' standard reporting period.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF NEW HAMPSHIRE

In re GT ADVANCED TECHNOLOGIES INC. et al.,

Case No. 14-11916
Reporting Period 1/1/15 - 1/31/15

MONTHLY OPERATING REPORT

Submit copy of report to any official committee appointed in the case

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Monthly Reporting Questionnaire	MOR-1	Yes	No
Schedule of Cash Receipts and Disbursements	MOR-2	Yes	No
Bank Account Reconciliation	MOR-2 (Cont)	Yes	No
Copies of Debtor's Bank Reconciliations		No	No
Copies of Debtor's Bank Statements		No	No
Copies of Cash Disbursements Journals		No	No
Statement of Operations	MOR-3	Yes	No
Balance Sheet	MOR-4	Yes	No
Schedule of Post-Petition Liabilities	MOR-5	Yes	No
Copies of IRS Form 6123 or payment receipt		No	No
Copies of tax returns filed during reporting period		No	No
Detailed listing of aged accounts payables		No	No
Accounts Receivable Reconciliation and Aging	MOR-6	Yes	No

GT ADVANCED TECHNOLOGIES INC. et al.,
Debtor

Case No. 14-11916
Reporting Period 1/1/15 - 1/31/15

MONTHLY REPORTING QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		✓
2. Have any funds been disbursed from any account other than a debtor-in-possession account this reporting period? If yes, provide an explanation below.		✓
3. Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? If yes, attach listing including date of payment, amount of payment, and name of payee.	✓	
4. Have any payments been made to professionals? If yes, attach listing including date of payment, amount of payment, and name of payee.	✓	
5. If the answer to question 3 and/or 4 is yes, were all such payments approved by the Court?	✓	
6. Have any payments been made to officers, insiders, shareholders, or relatives? If yes, attach listing including date of payment, amount and reason for payment, and name of payee.	✓	
7. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	✓	
8. Is the estate current on the payment of post-petition taxes?	✓	
9. Is the estate insured for the replacement cost of assets and for general liability? If no, provide an explanation below.	✓	
10. Is workers' compensation insurance in effect?	✓	
11. Have all current insurance payments been made? Attach copies of all new and renewed insurance policies.	✓	
12. Are a plan and disclosure statement on file?		✓
13. Was there any post-petition borrowing during this reporting period?		✓

Explanations:

See attached schedules for numbers 3, 4 and 6.

GT ADVANCED TECHNOLOGIES INC. et al.,
Debtor

Case No. 14-11916
Reporting Period 1/1/15 - 1/31/15

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Case No.	Case Name	Bank Cash Receipts [1]	Bank Cash Disbursements [2]	Inter-Debtor Transfers
14-11916	GT Advanced Technologies Inc.	$ -	$ -	$ -
14-11917	GT Equipment Holdings, Inc.	-	-	-
14-11919	GTAT Corporation	2,933,260	(8,014,942)	-
14-11920	GT Advanced Technologies Limited	253,239	(5,569,137)	(435,858)
14-11922	Lindbergh Acquisition Corp.	-	(21)	-
14-11923	GT Sapphire Systems Group LLC	464,999	(754,212)	435,858
14-11924	GT Sapphire Systems Holding LLC	-	-	-
14-11925	GT Advanced CZ LLC	-	(582)	-
14-11929	GT Advanced Equipment Holding LLC	-	(1,009)	-
	Total Debtors	**$ 3,651,498**	**$ (14,339,902)**	**$ -**

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	
Total Disbursements [2]	$ (14,339,902)
Less: Transfers To Debtor In Possession Accounts	-
Plus: Estate Disbursements Made By Outside Sources (I.E. From Escrow Accounts)	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees	**$ (14,339,902)**

Notes:

[1] Represents all receipts (excluding intercompany funding activity by and among Debtors).

[2] Represents operating disbursements, restructuring disbursements and bank fees (excluding intercompany funding activity between Debtors).

GT ADVANCED TECHNOLOGIES INC. et al.,
Debtor

Case No. 14-11916
Reporting Period 1/1/15 - 1/31/15

BANK ACCOUNT RECONCILIATIONS [1]

Entity	Bank	Account No. [2]	Description	Ending Bank Balance
GT Advanced Cz LLC	Bank of America	5023	Deposit Account	$ 204,028
GT Advanced Cz LLC	Bank of America	6497	Deposit Account	-
GT Advanced Equipment Holding LLC	Bank of America	8144	Deposit Account	16,164
GT Advanced Equipment Holding LLC	Bank of America	3803	Investment Account [7]	-
GT Advanced Technologies Limited	Bank of America US	7350	Deposit Account	22,346,859
GT Advanced Technologies Limited	Bank of America Hong Kong	2014	Deposit Account	132,066
GT Advanced Technologies Limited	Bank of America Hong Kong	2022	Deposit Account	3,439,257
GT Advanced Technologies Limited	Bank of America Hong Kong	2030	Deposit Account	-
GT Advanced Technologies Limited	Bank of America Hong Kong	2048	Deposit Account	-
GT Advanced Technologies Limited	Bank of America Hong Kong	2056	Deposit Account	1,414
GT Advanced Technologies Limited	Bank of America Hong Kong	9201	Deposit Account	1,330,350
GT Sapphire Systems Group LLC	Bank of America	7965	Deposit Account	698,744
GT Sapphire Systems Group LLC	Bank of America	9105	Deposit Account	-
GT Sapphire Systems Group LLC	Wells Fargo	2633	Operating Account [3]	N/A
GTAT Corporation	Bank of America	3294	Deposit Account	3,037,779
GTAT Corporation	Bank of America	5002	Deposit Account	-
GTAT Corporation	Bank of America	5254	Investment Account [7]	43,022,292
GTAT Corporation	Bank of America	4718	Investment Account [7]	-
GTAT Corporation	Santander Bank	8960	Money market Account [4]	N/A
GTAT corporation	Bank of America	4487	Deposit Account	-
GTAT corporation	Bank of America	6508	Utility Account [5]	176,965
GTAT corporation	Bank of America	9956	Collateral Account [6]	840,135
GTAT Corporation d/b/a Crystal Systems	Bank of America	1546	Deposit Account	976,465
GTAT Corporation d/b/a Crystal Systems	Bank of America	7590	Deposit Account	-
Lindbergh Acquisition Corp	Bank of America	8343	Deposit Account	76,623
Total Debtors Bank Cash				**$ 76,299,142**

Notes:

[1] As part of the Debtors monthly close process, all bank accounts have been reconciled to the applicable bank statements without exception. The Debtors were authorized to use these accounts on a postpetition basis pursuant to the final order signed on October 9, 2014 approving use of the existing cash management system, banks and financial institutions to honor and process checks and transfers, continued use of intercompany transactions, and authorizing debtors to use existing bank accounts and existing business forms (Docket No. 0064).

[2] Last four digits of the account number.

[3] The Wells Fargo operating account (account no. 2633) was closed in January.

[4] The Santander money market account (account no. 8960) was closed in October.

[5] Pursuant to a final order on October 30, 2014, the Company created an account for adequate assurance for utility providers (Docket No. 0388).

[6] The Bank of America collateral account (account no. 9956), which was opened in December, is used for purposes of holding funds for cash collateralized standby letters of credit.

[7] The Bank of America investment accounts were closed in February 2015 and amounts in those accounts were transferred to deposit accounts.

STATEMENT OF OPERATIONS

See Exhbit A.

BALANCE SHEET

See Exhbit A.

STATUS OF POST-PETITION TAXES [1] [2]

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal						
Income Tax Withholding	$ -	$ 402,619	$ (402,619)	*Various*	*Various*	$ -
FICA-Employee	-	204,024	(204,024)	*Various*	*Various*	-
FICA-Employer	-	204,024	(204,024)	*Various*	*Various*	-
Unemployment	-	6,215	(6,215)	*Various*	*Various*	-
Income	-	-	-	*Various*	*Various*	-
Other:	-	-	-	*Various*	*Various*	-
Total Federal Taxes	**$ -**	**$ 816,882**	**$ (816,882)**			**$ -**
State and Local						
Income Tax Withholding	$ -	$ 82,930	$ (82,930)	*Various*	*Various*	$ -
Sales	2,236	2,896	(3,454)	*Various*	*Various*	1,678
Use	-	-	-	*Various*	*Various*	-
Excise	-	-	-	*Various*	*Various*	-
Unemployment	-	63,564	(63,564)	*Various*	*Various*	-
Real Property	427,439	150,470		*Various*	*Various*	577,909
Personal Property	-	-	-	*Various*	*Various*	-
Other:	-	4,752	(4,752)	*Various*	*Various*	-
Total State and Local	**$ 429,675**	**$ 304,613**	**$ (154,700)**			**$ 579,587**
Withholding for Employee Healthcare [3]	-	-	-			-
Premiums, Pensions & Other Benefits [3]	-	-	-			-
Total Taxes	**$ 429,675**	**$ 1,121,494**	**$ (971,582)**			**$ 579,587**

SUMMARY OF UNPAID POST-PETITION DEBTS

	Number of Days Past Due					
	Current	0-30 [8]	31-60 [8]	61-90 [8]	Over 90 [8]	Total
Accounts Payable [4], [5]	$ 1,667,681	$ 604,279	$ 192,095	$ 99,091	$ 20,582	$ 2,583,729
Amounts Due to Insiders [6] [7]	-	-	-	-	-	-
Total Postpetition Debts	$ 1,667,681	$ 604,279	$ 192,095	$ 99,091	$ 20,582	$ 2,583,729

Notes:

[1] Copies of IRS Form 6123 and all state, local and federal tax forms and returns can be provided to the UST upon request.

[2] This schedule excludes any taxes related to the Hong Kong entity GT Advanced Technologies Limited.

[3] The Company does withhold premiums for various benefit programs but there were no taxes related to these amounts.

[4] Reflects only trade related payables. Aging schedule excludes accruals and unbilled inventory.

[5] As of the filing of this report, the Company has not fully completed the bifurcation of pre and post-petition invoices. As such, the aging may include certain prepetition amounts.

[6] Solely, for purposes of this monthly operating report, the Debtors define "insiders" to include the following: (a) members of the board of directors of GT Advanced Technologies Inc.; and (b) statutory "officers" under section 16 of the Securities Exchange Act. The Debtors do not take any position with respect to: (a) such person's influence over the control of the Debtors; (b) the management responsibilities or functions of such individual; (c) the decision-making or corporate authority of such individual; or (d) whether such individual could successfully argue that he or she, at the time of receipt of any transfers, was not an "insider" under applicable law (including for the purposes of section 503(c) of the Bankruptcy Code), including the federal securities laws, or with respect to any theories of liability or for any other purpose.

[7] Excludes any accrued but unpaid amounts related to compensation, expense reimbursements and benefits.

[8] Amounts reflected as past due are based upon standard invoice terms for the vendor. In some instances, a past due amount is a result of enhanced terms (typically 45 days from date of invoice) that have been negotiated with the majority of these vendors and they are being paid consistent with past practices. In some instances, past due amounts are from vendors who have filed motions, are taking discovery, are exercising possessory liens, negotiating settlements, or generally raising legal issues that the Debtor is working through.

GT ADVANCED TECHNOLOGIES INC. et al.,
Debtor

Case No. 14-11916
Reporting Period 1/1/15 - 1/31/15

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	**Amount**
Total Accounts Receivable at the beginning of the reporting period	$ 7,766,273
+ Amounts billed during the period	1,187,735
- Amounts collected during the period *(Book Cash Receipts)*	(3,587,530)
Total Accounts Receivable at the end of the reporting period	$ 5,366,478

Accounts Receivable Aging	**Amount**
0 - 30 days old	$ 1,463,180
31 - 60 days old	167,447
61 - 90 days old	96,439
91+ days old	3,639,411
Total Accounts Receivable	$ 5,366,478
Amount considered uncollectible (Bad Debt)	(3,152,165)
Accounts Receivable (Net)	$ 2,214,314

GT ADVANCED TECHNOLOGIES INC. et al.,
Debtor

Case No. 14-11916
Reporting Period 1/1/15 - 1/31/15

PRE-PETITION DEBT PAYMENTS
Monthly Reporting Questionnaire - #3

Entity	Vendor Name	Reference	Date	Amount
GT Advanced Technologies Ltd	Expeditor (EI)	B	1/13/2015	$ 788,848
GT Advanced Technologies Ltd	The Government of the Hong Kong Special Administrative Region	A	1/27/2015	655,979
GTAT Corporation	Expeditor (EI)	B	1/13/2015	376,966
GT Advanced Technologies Ltd	The Government of the Hong Kong Special Administrative Region	A	1/20/2015	113,411
GT Advanced Technologies Ltd	The Government of the Hong Kong Special Administrative Region	A	1/6/2015	50,505
GTAT Corporation	TOKUYAMA MALAYSIA SDN. BHD.	C	1/28/2015	12,500
GT Advanced Technologies Ltd	AXA GENERAL INSURANCE HONG KONG LIM	A	1/27/2015	1,566
GTAT Corporation	Avalon	A	1/9/2015	600
Total				$ 2,000,374

Key:

A Paid pursuant to the final Order Granting Debtors' Motion, Pursuant to Bankruptcy Code Sections 105(A), 362(D), and 363(B)(1), and Bankruptcy Rules 6003 and 6004, (A), for Entry of Order Authorizing Debtors to (I) Continue Workers' Compensation Program and Liability, Property, and Other Insurance Programs and Insurance Programs, and (II) Pay All Obligations in Respect Thereof, and (B) Authorizing and Directing Banks and Financial Institutions to Honor and Process Checks and Transfers Related to Such Obligations (Docket No. 0074).

B Paid pursuant to the Stipulation and Agreed Order by and Among the Debtors and Expeditors Regarding Stay Relief Motion (Docket No. 0965).

C Paid pursuant to the final Order Granting Debtors' Emergency Motion final Order, Pursuant to Bankruptcy Code Sections 105(A), 362, 363(B), 503(B)(1), 1107(A), and 1108 and Bankruptcy Rules 6003 and 6004, (A) Authorizing Debtors to Continue Customer Programs in the Ordinary Course of Business and (B) Authorizing Financial Institutions to Honor and Process Checks and Transfers Related to Such Obligations (Docket No. 0254).

GT ADVANCED TECHNOLOGIES INC. et al.,
Debtor

Case No. 14-11916
Reporting Period 1/1/15 - 1/31/15

PAYMENTS TO PROFESSIONALS [1]
Monthly Reporting Questionnaire - #4

Entity	Title	Description	Amount
GTAT Corporation	PAUL HASTINGS,LLP	Professional Fees	$ 575,484
GTAT Corporation	ALVAREZ & MARSAL NORTH AMERICA, LLC	Professional Fees	553,692
GTAT Corporation	KELLEY DRYE & WARREN LLP	Professional Fees	488,354
GTAT Corporation	ROTHSCHILD INC.	Professional Fees	183,924
GTAT Corporation	HOULIHAN LOKEY CAPITAL, INC	Professional Fees	134,339
GTAT Corporation	DEVINE, MILLIMET & BRANCH	Professional Fees	26,590
GTAT Corporation	NIXON PEABODY LLP	Professional Fees	15,487
GTAT Corporation	QUINN EMANUEL URQUHART & SULLIVAN	Professional Fees	2,856
Total			$ 1,980,727

Notes:

[1] Excludes payments to professionals retained under the Court's order, dated December 15, 2014, pursuant to sections 105(a), 327, 328, and 330 of the Bankruptcy Code authorizing the GTAT to retain and compensate professionals utilized by GTAT in the ordinary course of business (the "OCP Order") [Docket No. 807]. Compensation for professionals retained under the OCP Order is separately reported.

GT ADVANCED TECHNOLOGIES INC. et al.,
Debtor

Case No. 14-11916
Reporting Period 1/1/15 - 1/31/15

PAYMENTS TO INSIDERS [1]
Monthly Reporting Questionnaire - #6

Description	Title	Description	Amount
Newsted, Richard	Board of Director	Quaterly Fees / Expenses	$ 84,780
Ray, John (co Greylock Partners)	Board of Director	Quaterly Fees / Expense	81,321
Gutierrez, Thomas	President and Chief Executive Officer	Payroll / Expenses	62,784
Squiller, Daniel	Chief Operating Officer	Payroll / Expenses	43,933
Ford, Jeffrey	Vice President and General Manager, DSS Business Development	Payroll / Expenses	37,884
Keck, David	Executive Vice President, Worldwide Sales and Service	Payroll / Expenses	37,123
Kim, Hoil	Vice President, Chief Administrative Officer, General Counsel & Secretary	Payroll	32,683
Bal, Kanwardev R	Vice President and Chief Financial Officer	Payroll / Expenses	28,863
Massengil, Matthew	Board of Director	Quaterly Fees	23,750
Conaway, Michal	Board of Director	Quaterly Fees	22,500
Switz, Robert E	Board of Director	Quaterly Fees	18,750
Godshalk, Ernest	Board of Director	Quaterly Fees	18,750
Cote, Kathleen A	Board of Director	Quaterly Fees	17,500
Wroe Jr., Thomas	Board of Director	Quaterly Fees	16,875
Watson, Noel G	Board of Director	Quaterly Fees	16,875
Total			$ 544,372

Notes:

[1] Solely, for purposes of this monthly operating report, the Debtors define "insiders" to include the following: (a) members of the board of directors of GT Advanced Technologies Inc.; and (b) statutory "officers" under section 16 of the Securities Exchange Act. The Debtors do not take any position with respect to: (a) such person's influence over the control of the Debtors; (b) the management responsibilities or functions of such individual; (c) the decision-making or corporate authority of such individual; or (d) whether such individual could successfully argue that he or she, at the time of receipt of any transfers, was not an "insider" under applicable law (including for the purposes of section 503(c) of the Bankruptcy Code), including the federal securities laws, or with respect to any theories of liability or for any other purpose.

EXHIBIT A

NOTES AND SPECIFIC DISCLOSURES REGARDING DEBTORS' STATEMENTS OF OPERATIONS AND BALANCE SHEET

1. Basis of Presentation

The accompanying consolidated financial statements of the Debtors have been prepared solely for the purpose of complying with the monthly reporting requirements of the U.S. Bankruptcy Court of the District of New Hampshire (referred to herein as the "Monthly Operating Report"). The Monthly Operating Report is limited in scope, covers a limited time period and the schedules contained herein were not audited or reviewed by independent accountants nor are they intended to reconcile to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors' affiliates. Furthermore, because the Debtors' accounting systems, policies, and practices were developed with a view to producing consolidated financial reporting on a quarterly basis, rather than by legal entity on a monthly basis, it is possible that not all assets or liabilities have been recorded at the correct legal entity of either the Debtors or the non-Debtor affiliates. The Debtors reserve all rights to supplement or amend any schedules contained in this Monthly Operating Report.

The information presented herein is unaudited, subject to further review and material adjustments, and has not been subject to all procedures that would typically be applied to financial information presented in accordance with Generally Accepted Accounting Principles in the United States of America ("US GAAP"), including, but not limited to, accruals, impairment adjustments, fair value assessments, tax provision, and other recurring adjustments considered necessary by the Debtors to fairly state the financial position and results of operations for the interim period(s) presented. As part of this Monthly Operating Report, intangibles, fixed assets and other long lived assets have not been formally tested for impairment as required pursuant to US GAAP. However, certain assets reflect the Debtors view of estimated fair value. If a formal US GAAP impairment test was completed at a later date, the results may lead to material adjustments. See additional discussion in Note 3. This Monthly Operating Report does not reflect certain quarter-end and year-end adjustments to assets, liabilities and operating results; such adjustments would be reflected in future Monthly Operating Reports.

As part of their restructuring efforts, the Debtors are reviewing their assets and liabilities on an ongoing basis, including without limitation with respect to intercompany claims and obligations, and nothing contained in this Monthly Operating Report shall constitute a waiver of any of the Debtors' rights with respect to such assets, liabilities, claims and obligations that may exist.

The Debtors caution readers not to place undue reliance upon the information contained in this Monthly Operating Report. The results herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the combined results and financial position of the Debtors in the future.

2. Treatment of Intercompany Transactions

The Monthly Operating Report does not include intercompany balances because the Debtors and their advisors are continuing to review the Debtors' books and records to determine the accuracy of certain intercompany charges that may be contained in or missing from those books and records. For example, prior to the Petition Date, the parent company, GT Advanced Technologies Inc., did not maintain a ledger of intercompany transactions. Furthermore, the Debtors have not made any determination that tax refunds or attributes are assets or liabilities of a particular Debtor and the Debtors reserve all of their rights on this issue.

Pursuant to the Order, Pursuant to Bankruptcy Code Sections 105(A), 345(B), 363(C)(1), 364(A), 364(B), and 503(B)(1), Bankruptcy Rules 6003 and 6004, (A) Authorizing Debtors to Use Existing Cash Management System, (B) Authorizing and Directing Banks and Financial Institutions to Honor and Process Checks and Transfers, (C) Authorizing Continued Use of Intercompany Transactions, (D)Waiving Requirements of Section 345(B) of Bankruptcy Code and (E) Authorizing Debtors to Use Existing Bank Accounts and Existing Business Forms [Docket No. 64], the Debtors have kept detailed information on all post-Petition Date transfers of cash among the Debtors and such transfers amounted to approximately $436 thousand during the period covered by the Monthly Operating Report, and are laid out in further detail on page 4.

A summary of net intercompany cash transfers from the petition date to the period end of this Monthly Operating Report is shown below:

Case No.	Case Name	Transferred From	Transferred To
14-11919	GTAT Corporation	$ 31,366,925	$ -
14-11920	GT Advanced Technologies Limited	435,858	29,866,276
14-11923	GT Sapphire Systems Group LLC	-	1,936,507
		$ 31,802,783	$ 31,802,783

3. Treatment of Certain Assets, Liabilities and GAAP Disclosures

The Monthly Operating Report does not contain all disclosures that would be required for presentation in accordance with US GAAP and there can be no assurance that, from the perspective of an investor or potential investor, the Monthly Operating Report is complete.

The Debtors provide the following general and limited comments regarding certain assets and liabilities which should be considered by parties reviewing this Monthly Operating Report.

**NOTES AND SPECIFIC
DISCLOSURES REGARDING DEBTORS'
STATEMENTS OF OPERATIONS AND BALANCE SHEET (cont.)**

Notes regarding certain liabilities:

• The 2017 and 2020 convertible notes with a principal balance of $220M and $214M are recorded at a carrying value of $177M and $123M, respectively. The amount represented in the liabilities subject to compromise is net of $7M of deferred financing costs. The difference between the carrying value and principal balances reflect fair value adjustments.

• The amounts received from Apple under the Prepayment Agreement are recorded at the principal balance of $439M as a result of the settlement approved on December 15, 2014. Prior Monthly Operating Reports reflected fair value adjustments previously required for GAAP purposes.

• For the period commencing on October 6, 2014 and thereafter, the Debtors stopped accruing interest on both series of the Convertible Notes and the Prepayment amounts until further review of these obligations is completed.

• Share-based compensation expenses for employee awards are reflected in the Statement of Operations. Such expenses have been calculated using a methodology consistent with past practice. Share-based compensation expense will continue to be recognized until the final outcome of the equity awards is determined.

Notes regarding certain assets:

• As of January 31, 2015, the Debtors have not yet completed their formal US GAAP required analysis regarding the fair value of goodwill, and certain intangibles and fixed assets. Based upon the Debtors' estimates, as previously disclosed in the Amended December Monthly Operating Report, certain intangibles relating to previous acquisitions have been written down to zero. Additionally certain fixed assets located primarily in the Mesa and Salem facilities and other minor product lines located in other facilities, have been written down to their estimated liquidation value.

• As previously disclosed in the Amended December Monthly Operating Report, reflected in the financial statements is the transfer of Advanced Sapphire Furnaces from fixed assets to inventory, including a write off of previously capitalized amounts related to the setup and installation of the equipment and write off for any material related to products the Debtors expect to discontinue.

Notes regarding Income Taxes:

• As of January 31, 2015, Refundable Income Taxes reflects an estimated $25M tax refund for which the Debtors intend to carry back US losses generated in the year ended 2014.

The Debtors' financial statements presented herein have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and liquidation of liabilities in the ordinary course of business. Certain prepetition liabilities have been reclassified as liabilities subject to compromise. Liabilities subject to compromise currently include debt obligations, amounts due to third parties for goods and services received prior to October 6, 2014, (the date of the voluntary bankruptcy petition) and certain known potential settlement claim amounts.

The Debtors continue to analyze and reconcile assets and liabilities included on the balance sheet, and, therefore, the amounts reflected herein are current estimates and subject to material change as additional analysis and decisions are completed.

GT ADVANCED TECHNOLOGIES

STATEMENTS OF OPERATIONS
EXCLUDING INTERCOMPANY ACTIVITY
FOR THE PERIOD ENDED JANUARY 31, 2015
($ in 000's)

Case No.	14-11916	14-11919	14-11929	14-11917	14-11922	14-11925	14-11924	14-11923	14-11920		
	GT Advanced Technologies Inc.	GTAT Corporation	GT Advanced Equipment Holding LLC	GT Equipment Holdings, Inc.	Lindberg Acquisition Corp	GT Advanced Cz LLC	GT Sapphire Systems Holdings LLC	GT Sapphire Systems Group LLC	GT Advanced Technologies Limited [1]	Non-Debtor Entities	Consolidated
Revenue	-	643	-	-	-	-	-	142	885	11	1,681
Total Cost of revenue	-	2,249	-	-	-	-	-	220	769	(607)	2,632
Gross (loss) Profit	-	(1,606)	-	-	-	-	-	(79)	115	618	(951)
Research and development	-	2,926	-	-	-	-	-	33	14	-	2,973
Selling and marketing	-	418	-	-	-	-	-	101	214	92	825
General and administrative	-	2,870	1	-	-	1	-	78	234	188	3,371
Contingent consideration (income) expense	-	118	-	-	-	-	-	-	-	-	118
Restructuring charges and asset impairments	-	(0)	-	-	-	-	-	(0)	-	-	(0)
Amortization of Intangible Assets	-	244	-	-	-	-	-	-	-	-	244
Total Operating Expenses	-	6,576	1	-	-	1	-	213	462	279	7,531
Income (loss) from Operations [4]	-	(8,182)	(1)	-	-	(1)	-	(292)	(346)	339	(8,482)
Interest Income	-	1	-	-	-	-	-	-	1	0	1
Interest (Expense)	-	-	-	-	-	-	-	-	-	-	-
Reorganization Items- Inc / (Exp)	-	(2,673)	-	-	-	-	-	-	-	-	(2,673)
Other Inc (Exp)	-	253	-	-	-	-	-	2	206	213	674
Income (loss) before Tax	-	(10,601)	(1)	-	-	(1)	-	(290)	(140)	552	(10,480)
(Benefit) provision for income taxes	-	-	-	-	-	-	-	-	-	147	147
Net Income (loss)	-	(10,601)	(1)	-	-	(1)	-	(290)	(140)	405	(10,627)

Notes:

[1] Includes immaterial amounts from GT Advanced Technologies GmbH, a non-debtor entity.

[2] Includes share-based compensation expense of $0.8M.

These financial statements and accompanying notes do not purport to represent financial statements prepared in accordance with Generally Accepted Accounting Principles in the United States of America, nor are they intended to be fully reconciled to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors' affiliates. This information is unaudited and is subject to further review and potential adjustments. The accompanying disclaimers and notes are an integral part of these financial statements.

GT ADVANCED TECHNOLOGIES

BALANCE SHEET
EXCLUDING INTERCOMPANY BALANCES
AS OF JANUARY 31, 2015
($ in 000's)

Case No.	14-11916	14-11919	14-11929	14-11917	14-11922	14-11925	14-11924	14-11923	14-11920		
	GT Advanced Technologies Inc.	GTAT Corporation	GT Advanced Equipment Holding LLC	GT Equipment Holdings, Inc.	Lindbergh Acquisition Corp.	GT Advanced C2 LLC [5]	GT Sapphire Systems Holdings LLC	GT Sapphire Systems Group LLC	GT Advanced Technologies Limited [1]	Non-Debtor Entities	Consolidated
Current Assets											
Cash and cash equivalents	-	46,556	16	-	-	281	-	669	25,940	3,187	76,649
Restricted cash	-	1,017	-	-	-	-	-	-	1,330	-	2,347
Accounts receivable, net	-	1,112	-	-	-	-	-	755	270	77	2,214
Inventories	-	406,620	-	-	-	-	-	2,728	52,842	792	462,982
Deferred costs	-	2,277	-	-	-	-	-	-	350	-	2,627
Vendor advances	-	8,663	-	-	-	-	-	-	8,328	53	17,044
Deferred income taxes	-	-	-	-	-	-	-	-	-	1,422	1,422
Refundable income taxes	-	26,069	-	-	-	(1)	-	-	-	-	26,068
Prepaid expenses and other current assets	-	13,751	-	-	-	-	-	534	617	266	15,168
Total current assets	-	506,064	16	-	-	279	-	4,686	89,678	5,798	606,521
Property, plant and equipment, net [4]	-	56,923	-	-	-	-	-	-	487	372	57,783
Intangible assets, net [4]	-	24,925	-	-	-	-	-	-	-	-	24,925
Goodwill	-	51,383	-	-	-	1,197	-	-	-	4,308	56,888
Deferred cost	-	(64)	-	-	-	-	-	-	26,837	-	26,774
Other assets	-	9,756	-	-	-	9	-	-	60,882	329	70,975
Total Assets [2][3]	-	648,988	16	-	-	1,485	-	4,686	177,885	10,807	843,866
Current Liabilities											
Prepayment obligation	-	439,000	-	-	-	-	-	-	-	-	439,000
Accounts payable	-	3,502	-	-	-	0	-	469	746	1,332	6,049
Accrued expenses and other current liabilities	-	19,496	-	-	-	(0)	-	402	6,799	1,906	28,603
Contingent consideration	-	0	-	-	-	-	-	-	-	3,071	3,071
Customer deposits	-	168	-	-	-	1,987	-	1,515	12,241	56	15,968
Deferred revenue	-	14,229	-	-	-	-	-	175	6,811	-	21,214
Accrued income taxes		(8,753)	-	-	-	8,608	-	-	(17)	286	124
Total current liabilities	-	467,642	-	-	-	10,595	-	2,561	26,579	6,652	514,029
Liabilities Subject to Compromise	292,557	132,231	-	-	-	4,197	-	1,171	51,399	-	481,555
Non-Current Liabilities											
Deferred income taxes	-	-	-	-	-	-	-	-	-	(35)	(35)
Customer deposits	-	-	-	-	-	-	-	-	55,598	-	55,598
Deferred revenue	-	151	-	-	-	-	-	-	41,335	-	41,486
Contingent consideration	-	(0)	-	-	-	-	-	-	-	217	217
Other non-current liabilities	-	0	-	-	-	0	-	-	90	-	91
Accrued Income Taxes	-	5,424	-	-	-	-	-	-	-	-	5,424
Total Non-Current Liabilities	-	5,575	-	-	-	0	-	-	97,023	182	102,781
Stockholder's Equity	-	(185,062)	40	-	-	(42,646)	-	(16,012)	109,980	(120,799)	(254,499)
Total Liabilities and Stockholder's Equity [3]	292,557	420,388	40	-	-	(27,854)	-	(12,281)	284,982	(113,965)	843,866

Notes:

[1] Includes immaterial amounts from GT Advanced Technologies GmbH, a non-debtor entity.

[2] It would be prohibitively expensive, unduly burdensome, and an inefficient use of estate assets for the Debtors to obtain current market valuation of each of their assets. Accordingly, unless otherwise indicated, this monthly operating report reflects net book values as of the period end. Parties are also cautioned that book value is not, in any way, indicative of the fair market value of any of the Debtors' assets.

[3] Due to the exclusion of intercompany balances, Total Assets may not equal Total Liabilities and Stockholder's Equity.

[4] Reflects the Debtors' estimated Fair Value.

[7] Includes immaterial amounts from Lindbergh Acquisition Corp.

GT ADVANCED TECHNOLOGIES

REORGANIZATION ITEMS - INCOME / (EXPENSE)
As of January 31, 2015
($ in 000's)

Professional fees	$	(2,655)
U.S. Trustee fees		(18)
Total	$	(2,673)

LIABILITIES SUBJECT TO COMPROMISE
As of January 31, 2015
($ in 000's)

Convertible Notes	$	292,557
Accounts payable		141,281
Accrued expenses and other liabilities		41,443
Contingent Consideration		5,721
Other non-current liabilities		553
	$	481,555